13

Part II - OTHER INFORMATION

   6(b) - Reports on Form 8-K

       There were no reports filed on Form 8-K during the quarter ended April 30, 1994.






                       SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               LOWE'S COMPANIES, INC.


                               \S\ Richard D. Elledge
Date  June 10, 1994            Richard D. Elledge
                       Vice President and Chief Accounting Officer